UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2015

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On April 22, 2015, Anne Whitaker notified the Board of Directors of Synta Pharmaceutical Corp. (“Synta”) that she was resigning as Synta’s President and Chief Executive Officer and as a member of Synta’s Board of Directors, effective as of May 7, 2015.

(c) (d)                In connection with Ms. Whitaker’s resignation, on April 23, 2015, the Board of Directors (i) appointed Chen Schor, Synta’s current Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer, to be effective as of May 7, 2015 and (ii) appointed Mr. Schor as a Class I director with a term expiring at the annual meeting of stockholders to be held in 2017, to be effective as of May 7, 2015, to fill the vacancy to be created by Anne Whitaker’s resignation.  Information regarding Mr. Schor’s business experience and current employment arrangements with Synta is included in Synta’s Current Report on Form 8-K (File No. 001-33277) filed with the Securities and Exchange Commission on December 4, 2014, and is incorporated herein by reference.

There are no family relationships between Mr. Schor and any director or executive officer of Synta that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no related party transactions involving Synta that are required to be disclosed pursuant to Item 404(a) of Regulation S-K related to Mr. Schor.

On April 27, 2015, Synta Pharmaceuticals Corp. issued a press release announcing the foregoing management changes.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1

Letter Agreement, dated December 3, 2014, between Synta Pharmaceuticals Corp. and Chen Schor (incorporated by reference to Exhibit 10.1 to in Synta’s Current Report on Form 8-K (File No. 001-33277) filed with the Securities and Exchange Commission on December 4, 2014)

10.2

Severance and Change of Control Agreement, dated December 3, 2014, between Synta Pharmaceuticals Corp. and Chen Schor (incorporated by reference to Exhibit 10.2 to in Synta’s Current Report on Form 8-K (File No. 001-33277) filed with the Securities and Exchange Commission on December 4, 2014)

99.1	Press Release, dated April 27, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: April 27, 2015	/s/ Marc Schneebaum
Marc Schneebaum
Senior Vice President and Chief Financial Officer

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